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                                                                                                                      EXHIBIT (e)(4)

      SERVICE REQUEST

             PLATINUM
---------------------
      INVESTOR(R) VIP
---------------------
AMERICAN GENERAL LIFE
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PLATINUM INVESTOR VIP -- FIXED OPTION                                  MFS Variable Insurance Trust
   .  Division 301 - AGL Declared Fixed Interest Account                  .  Division 641/592-G - MFS VIT New Discovery
PLATINUM INVESTOR VIP -- VARIABLE DIVISIONS                               .  Division 640/591-G - MFS VIT Research
AIM Variable Insurance Funds                                           Neuberger Berman Advisers Management Trust
(Invesco Variable Insurance Funds)                                        .  Division 642/593-G - AMT Mid-Cap Growth
   .  Division 620/571-G - Invesco V.I. International Growth           Oppenheimer Variable Account Funds
   .  Division 663/614-G - Invesco Van Kampen V.I.                        .  Division 643/594-G - Oppenheimer Balanced
                           Growth and Income                              .  Division 644/595-G - Oppenheimer Global Securities
The Alger Portfolios                                                   PIMCO Variable Insurance Trust
   .  Division 622/573-G - Alger Capital Appreciation                     .  Division 648/599-G - PIMCO VIT
   .  Division 621/572-G - Alger Mid Cap Growth                                                   CommodityRealReturn Strategy
American Century Variable Portfolios, Inc.                                .  Division 646/597-G - PIMCO VIT Real Return
   .  Division 623/574-G - VP Value                                       .  Division 645/596-G - PIMCO VIT Short-Term
Fidelity Variable Insurance Products                                      .  Division 647/598-G - PIMCO VIT Total Return
   .  Division 628/579-G - VIP Asset Manager                           Pioneer Variable Contracts Trust
   .  Division 627/578-G - VIP Contrafund                                 .  Division 649/600-G - Pioneer MidCap Value VCT
   .  Division 625/576-G - VIP Equity-Income                           Putnam Variable Trust
   .  Division 630/581-G - VIP Freedom 2020                               .  Division 650/601-G - Putnam VT Diversified Income
   .  Division 631/582-G - VIP Freedom 2025                               .  Division 651/602-G - Putnam VT International Value
   .  Division 632/583-G - VIP Freedom 2030                            SunAmerica Series Trust
   .  Division 626/577-G - VIP Growth                                     .  Division 653/604-G - ST Aggressive Growth
   .  Division 629/580-G - VIP Mid Cap                                    .  Division 652/603-G - ST Balanced
Franklin Templeton Variable Insurance Products Trust                   VALIC Company I
   .  Division 636/587-G - VIP Franklin Small Cap Value Securities        .  Division 654/605-G - International Equities
   .  Division 633/584-G - VIP Franklin U.S. Government                   .  Division 655/606-G - Mid Cap Index
   .  Division 634/585-G - VIP Mutual Shares Securities                   .  Division 656/607-G - Money Market I
   .  Division 635/586-G - VIP Templeton Foreign Securities               .  Division 657/608-G - Nasdaq-100 Index
Janus Aspen Series                                                        .  Division 660/611-G - Science & Technology
   .  Division 638/589-G - Enterprise                                     .  Division 659/610-G - Small Cap Index
   .  Division 637/588-G - Overseas                                       .  Division 658/609-G - Stock Index
JPMorgan Insurance Trust                                               Vanguard Variable Insurance Fund
   .  Division 639/590-G - JPMorgan Small Cap Core                        .  Division 661/612-G - VIF High Yield Bond
                                                                          .  Division 662/613-G - VIF REIT Index

AGLC101947                                                                                                                   Rev1011
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AMERICAN GENERAL                                                                                             VARIABLE UNIVERSAL LIFE
Life Companies                                                                                             INSURANCE SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                                PO Box 4880 . Houston, TX. 77210-4880
                                                       (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653

[ ] POLICY        1. POLICY #:___________________________________   Insured: _______________________________________________________
    IDENTIFICATION
COMPLETE THIS        Address: _______________________________________________________________________________ New Address (yes) (no)
SECTION FOR
ALL REQUESTS.        Primary Owner (If other than an insured): ______________________________________________

                     Address: _______________________________________________________________________________ New Address (yes) (no)

                     Primary Owner's S.S. No. or Tax l.D. No._____________________ Phone Number: (      )__________-________________

                     Joint Owner (If applicable): ___________________________________________________________

                     Address: _______________________________________________________________________________ New Address (yes) (no)

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[ ] NAME CHANGE   2. Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary
Complete this
section if the name  Change Name From: (First, Middle, Last)                  Change Name To: (First, Middle, Last)
of one of the
Insured, Owner,      ____________________________________________________     ______________________________________________________
Payor or Beneficiary
has changed. (Please Reason for Change: (Circle One)   Marriage   Divorce     Correction   Other (Attach copy of legal proof)
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

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[ ] CHANGE IN     3. INVESTMENT DIVISION                       PREM % DED % INVESTMENT DIVISION                         PREM % DED %
    ALLOCATION       (301) AGL Declared Fixed Interest Account ______ _____ MFS Variable Insurance Trust
    PERCENTAGES      AIM Variable Insurance Funds                           (641/592-G) MFS VIT New Discovery*          ______ _____
Use this section to  (Invesco Variable Insurance Funds)                     (640/591-G) MFS VIT Research                ______ _____
indicate how         (620/571-G) Invesco V.I.                               Neuberger Berman Advisers Management Trust
premiums or monthly              International Growth*         ______ _____ (642/593-G) AMT Mid-Cap Growth              ______ _____
deductions are to be (663/614-G) Invesco Van Kampen V.I.                    Oppenheimer Variable Account Funds
allocated. Total                 Growth and Income             ______ _____ (643/594-G) Oppenheimer Balanced            ______ _____
allocation in each   The Alger Portfolios                                   (644/595-G) Oppenheimer
column must equal    (622/573-G) Alger Capital Appreciation    ______ _____             Global Securities*              ______ _____
100%; whole numbers  (621/572-G) Alger Mid Cap Growth          ______ _____ PIMCO Variable Insurance Trust
only.                American Century Variable Portfolios, Inc.             (648/599-G) PIMCO VIT
                     (623/574-G) VP Value                      ______ _____             CommodityRealReturn Strategy*   ______ _____
                     Fidelity Variable Insurance Products                   (646/597-G) PIMCO VIT Real Return           ______ _____
                     (628/579-G) VIP Asset Manager             ______ _____ (645/596-G) PIMCO VIT Short-Term            ______ _____
                     (627/578-G) VIP Contrafund                ______ _____ (647/598-G) PIMCO VIT Total Return          ______ _____
                     (625/576-G) VIP Equity-Income             ______ _____ Pioneer Variable Contracts Trust
                     (630/581-G) VIP Freedom 2020              ______ _____ (649/600-G) Pioneer MidCap Value VCT        ______ _____
                     (631/582-G) VIP Freedom 2025              ______ _____ Putnam Variable Trust
                     (632/583-G) VIP Freedom 2030              ______ _____ (650/601-G) Putnam VT Diversified Income    ______ _____
                     (626/577-G) VIP Growth                    ______ _____ (651/602-G) Putnam VT International
                     (629/580-G) VIP Mid Cap                   ______ _____             Value*                          ______ _____
                     Franklin Templeton Variable Insurance Products Trust   SunAmerica Series Trust
                     (636/587-G) VIP Franklin Small Cap                     (653/604-G) ST Aggressive Growth            ______ _____
                                 Value Securities*             ______ _____ (652/603-G) ST Balanced                     ______ _____
                     (633/584-G) VIP Franklin U.S. Government  ______ _____ VALIC Company I
                     (634/585-G) VIP Mutual Shares Securities  ______ _____ (654/605-G) International Equities*         ______ _____
                     (635/586-G) VIP Templeton                 ______ _____ (655/606-G) Mid Cap Index                   ______ _____
                                 Foreign Securities*                        (656/607-G) Money Market I                  ______ _____
                     Janus Aspen Series                                     (657/608-G) Nasdaq-100 Index                ______ _____
                     (638/589-G) Enterprise                    ______ _____ (660/611-G) Science & Technology            ______ _____
                     (637/588-G) Overseas*                     ______ _____ (659/610-G) Small Cap Index*                ______ _____
                     JPMorgan Insurance Trust                               (658/609-G) Stock Index                     ______ _____
                     (639/590-G) JPMorgan Small Cap Core*      ______ _____ Vanguard Variable Insurance Fund
                                                                            (661/612-G) VIF High Yield Bond             ______ _____
                                                                            (662/613-G) VIF REIT Index                  ______ _____
                                                                            Other:_______________________               ______ _____
                                                                                                                         100%   100%

                     * If you have the Guaranteed Minimum Withdrawal Benefit (GMWB) Rider this investment option is designated as a
                       Restricted Fund.


AGLC101947                                                  Page 2 of 5                                                      Rev1011
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[ ] MODE OF       4. Indicate frequency and premium amount desired: $_________ Annual   $_________ Semi-Annual   $________ Quarterly
    PREMIUM
    PAYMENT/BILLING                                                 $_________ Monthly (Bank Draft Only)
    METHOD CHANGE
Use this section to  Indicate billing method desired: ______ Direct Bill _______ Pre-Authorized Bank Draft
change the billing                                                               (attach a Bank Draft Authorization Form and "Void"
frequency and/or                                                                 Check)
method of premium
payment. Note,       Start Date: ______/ ______/ ________
however, that AGL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

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[ ] LOST POLICY   5. I/we hereby certify that the policy of insurance for the listed policy has been __ LOST __ DESTROYED __ OTHER.
    CERTIFICATE
Complete this        Unless I/we have directed cancellation of the policy, I/we request that a:
section if applying
for a Certificate of         ______Certificate of Insurance at no charge
Insurance or
duplicate policy to          ______Full duplicate policy at a charge of $25
replace a lost or
misplaced policy. If be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to
a full duplicate     AGL for cancellation.
policy is being
requested, a check
or money order for
$25 payable to AGL
must be submitted
with this request.

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[ ] DOLLAR COST   6. Day of the month for transfers ____________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)  Frequency of transfers: _____ Monthly _____ Quarterly _____ Semi-Annually _____ Annually
    ($5,000 MINIMUM  DCA to be made from the following investment option: ___________________________________
    BEGINNING        Transfer: $_______________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)           AIM Variable Insurance Funds                           MFS Variable Insurance Trust
An amount can be     (Invesco Variable Insurance Funds)                     (641) MFS VIT New Discovery                 $___________
systematically       (620) Invesco V.I. International Growth   $___________ (640) MFS VIT Research                      $___________
transferred from any (663) Invesco Van Kampen V.I.                          Neuberger Berman Advisers Management Trust
one investment             Growth and Income                   $___________ (642) AMT Mid-Cap Growth                    $___________
option and directed  The Alger Portfolios                                   Oppenheimer Variable Account Funds
to one or more of    (622) Alger Capital Appreciation          $___________ (643) Oppenheimer Balanced                  $___________
the investment       (621) Alger Mid Cap Growth                $___________ (644) Oppenheimer Global Securities         $___________
options below. The   American Century Variable Portfolios, Inc.             PIMCO Variable Insurance Trust
AGL Declared Fixed   (623) VP Value                            $___________ (648) PIMCO VIT
Interest Account     Fidelity Variable Insurance Products                         CommodityRealReturn Strategy          $___________
is not available for (628) VIP Asset Manager                   $___________ (646) PIMCO VIT Real Return                 $___________
DCA. Please refer to (627) VIP Contrafund                      $___________ (645) PIMCO VIT Short-Term                  $___________
the prospectus for   (625) VIP Equity-Income                   $___________ (647) PIMCO VIT Total Return                $___________
more information on  (630) VIP Freedom 2020                    $___________ Pioneer Variable Contracts Trust
the DCA option.      (631) VIP Freedom 2025                    $___________ (649) Pioneer MidCap Value VCT              $___________
NOTE: DCA is not     (632) VIP Freedom 2030                    $___________ Putnam Variable Trust
available if the     (626) VIP Growth                          $___________ (650) Putnam VT Diversified Income          $___________
Automatic            (629) VIP Mid Cap                         $___________ (651) Putnam VT International Value         $___________
Rebalancing option   Franklin Templeton Variable Insurance Products Trust   SunAmerica Series Trust
or GMWB Rider have   (636) VIP Franklin Small Cap Value                     (653) ST Aggressive Growth                  $___________
been chosen.               Securities                          $___________ (652) ST Balanced                           $___________
                     (633) VIP Franklin U.S. Government        $___________ VALIC Company I
                     (634) VIP Mutual Shares Securities        $___________ (654) International Equities                $___________
                     (635) VIP Templeton Foreign Securities    $___________ (655) Mid Cap Index                         $___________
                     Janus Aspen Series                                     (656) Money Market I                        $___________
                     (638) Enterprise                          $___________ (657) Nasdaq-100 Index                      $___________
                     (637) Overseas                            $___________ (660) Science & Technology                  $___________
                     JPMorgan Insurance Trust                               (659) Small Cap Index                       $___________
                     (639) JPMorgan Small Cap Core             $___________ (658) Stock Index                           $___________
                                                                            Vanguard Variable Insurance Fund
                                                                            (661) VIF High Yield Bond                   $___________
                                                                            (662) VIF REIT Index                        $___________
                                                                            Other:___________________________           $___________

                     ______ INITIAL HERE TO REVOKE DCA ELECTION.


AGLC101947                                                  Page 3 of 5                                                      Rev1011
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[ ] AUTOMATIC     7. Indicate frequency: ______ Quarterly   ______ Semi-Annually   ______ Annually
    REBALANCING                     (DIVISION NAME OR NUMBER)                                 (DIVISION NAME OR NUMBER)
($5,000 minimum      ________% : ___________________________________________   _________% :_________________________________________
accumulation value)  ________% : ___________________________________________   _________% :_________________________________________
Use this section to  ________% : ___________________________________________   _________% :_________________________________________
apply for or make    ________% : ___________________________________________   _________% :_________________________________________
changes to Automatic ________% : ___________________________________________   _________% :_________________________________________
Rebalancing of the   ________% : ___________________________________________   _________% :_________________________________________
variable divisions.  ________% : ___________________________________________   _________% :_________________________________________
Please refer to the  ________% : ___________________________________________   _________% :_________________________________________
prospectus for more  ________% : ___________________________________________   _________% :_________________________________________
information on the   ________% : ___________________________________________   _________% :_________________________________________
Automatic            ________% : ___________________________________________   _________% :_________________________________________
Rebalancing Option.
Note: Automatic      _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Rebalancing is not
available if the
Dollar Cost
Averaging option has
been chosen.
Automatic
Rebalancing is
required if the GMWB
Rider has been
chosen.

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[ ] AUTHORIZATION 8. I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service instructions, if
    FOR TRANSACTIONS elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to change
Complete this        allocations for future premium payments and monthly deductions.
section if you are
applying for or      Initial the designation you prefer:
revoking current     ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
telephone or         ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the firm
e-service                   authorized to service my policy.
privileges.
                     AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or
                     e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                     ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                     ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

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[ ] CORRECT AGE   9. Name of Insured for whom this correction is submitted: ____________________________________
Use this section to
correct the age of   Correct DOB: ________/________/________
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

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[ ] TRANSFER OF  10.                                      (DIVISION NAME OR NUMBER)               (DIVISION NAME OR NUMBER)
    ACCUMULATED      Transfer $_______ or ______% from ____________________________________ to ____________________________________.
    VALUES
Use this section if  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
you want to transfer
money between        Transfer $_______ or ______% from ____________________________________ to ____________________________________.
divisions. The
minimum amount for   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfers is
$500.00. Withdrawals Transfer $_______ or ______% from ____________________________________ to ____________________________________.
from the AGL
Declared Fixed       Transfer $_______ or ______% from ____________________________________ to ____________________________________.
Interest Account to
a Variable Division  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
may only be made
within the 60 days   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
after a policy
anniversary. See     Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfer limitations
outlined in          Transfer $_______ or ______% from ____________________________________ to ____________________________________.
prospectus. If a
transfer causes the
balance in any
division to drop
below $500, AGL
reserves the right
to transfer the
remaining balance.
Amounts to be
transferred should
be indicated in
dollar or percentage
amounts, maintaining
consistency
throughout.


AGLC101947                                                  Page 4 of 5                                                      Rev1011
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[ ] REQUEST FOR  11. ________ I request a partial surrender of $ __________or ______% of the net cash surrender value.
    PARTIAL
    SURRENDER/       ________ I request a loan in the amount of $ ____________.
    POLICY LOAN
Use this section to  ________ I request the maximum loan amount available from my policy.
apply for a partial
surrender from or    Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in policy loan against  effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed Interest Account and
policy values. For   Variable Divisions in use.
detailed information
concerning these two _______________________________________________________________________________________________________________
options please refer
to your policy and   _______________________________________________________________________________________________________________
its related
prospectus. If       _______________________________________________________________________________________________________________
applying for a
partial surrender,
be sure to complete
the Notice of
Withholding section
of this Service
Request in addition
to this section.

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[ ] NOTICE OF    12. The taxable portion of the distribution you receive from your variable universal life insurance policy is
    WITHHOLDING      subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state
Complete this        income tax may also be required by your state of residence. You may elect not to have withholding apply by section if you have  checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you
applied for a        do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur partial surrender in penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.
Section 11.
                     Check one: ______ I DO want income tax withheld from this distribution.

                                ______ I DO NOT want income tax withheld from this distribution.

                     IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

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[ ] AFFIRMATION/ 13. ---------------------------------------------------------------------------------------------------------------
    SIGNATURE        CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY CORRECT
Complete this        TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(A)(1)(C)
section for ALL      OF THE INTERNAL REVENUE CODE. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
requests.            THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                     ---------------------------------------------------------------------------------------------------------------

                     Dated at _______________________________ this _________ day of ____________________________, _________________.
                              (City, State)


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF OWNER                                     SIGNATURE OF WITNESS


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF JOINT OWNER                               SIGNATURE OF WITNESS


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF ASSIGNEE                                  SIGNATURE OF WITNESS



AGLC101947                                                  Page 5 of 5                                                      Rev1011
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